UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

NOMADAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-42924	99-3383359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5015 Highway 59 N

Marshall, Texas 75670

(Address of principal executive offices)

Registrant’s telephone number, including area code: (323) 672-4566

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	NOMA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2026, the Board of Directors of Nomadar Corp. (the ‘Company” or “Nomadar”) ratified the prior entry into a Remunerated Private Investment Agreement (the “Media Firm Agreement”), dated May 25, 2026, by and among the Company, Make A Mark Events SRL (the “Media Firm”), an entity owned by an investor in the Company, and Make Mark, LLC (the “US Media Firm”). Pursuant to the Media Firm Agreement, the Company gave the Media Firm $1,000,000 in connection with an advertising campaign for various clients managed through the Media Firm and its affiliated media operations. The $1,000,000 is repayable within thirty days, is renewable for additional thirty day periods up to one year, and earns a return, due to the Company and to be paid by the Media Firm at a rate 2.7% every thirty days. The Media Firm Agreement is guaranteed with certain contracts between the Media Firm and the Media Firm’s clients, and further guaranteed, jointly and severally, by the investor, the Media Firm, and the US Media Firm.

The foregoing is merely a summary of the Media Firm Agreement, and is qualified in its entirety by reference to the full text of the document, which is filed hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1#	Remunerated Private Investment Agreement, between the Company, Make Mark LLC, and Make a Mark Events SRL, dated as of May 25, 2026.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

# As permitted by Regulation S-K, Item 601(b)(10)(iv)of the Securities Exchange Act of 1934, as amended, certain confidential portions of this exhibit have been redacted from the publicly filed document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nomadar Corp.
Date: June 5, 2026
	By:	/s/ Rafael Contreras
	Name:	Rafael Contreras
	Title:	Chief Executive Officer